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                                                                  EXHIBIT 23.2



           CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement of Unify Corporation on Form S-8 of our report dated May 18, 1998 appearing in the Annual Report on Form 10-K of Unify Corporation for the year ended April 30, 1998.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California

August 14, 1998